SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated August 15, 2013

to the Statutory Prospectus and Statement of Additional Information Dated April 30, 2013, as

supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus and Statement of Additional Information (“SAI”).

Effective August 15, 2013, Series D (MSCI EAFE Equal Weight Series) has changed its name and investment strategy, and it is no longer offered in the Statutory Prospectus and SAI referenced above.

Series D (MSCI EAFE Equal Weight Series) has been renamed Series D (World Equity Income Series). You may find the new Statutory Prospectus and SAI relating to this Series at http://guggenheiminvestments.com/services/variable-fund-reports.

Please Retain This Supplement for Future Reference

SBLPROSAI-SUP-0813x0414